Summary Prospectus Supplement

August 16, 2013

Morgan Stanley Institutional Fund, Inc.

Supplement dated August 16, 2013 to the Morgan Stanley Institutional Fund, Inc. (the "Fund") Summary Prospectus dated April 30, 2013 of:

Insight Portfolio (the "Portfolio")

All references in the Summary Prospectus to Morgan Stanley Services Company Inc., as transfer agent, are hereby deleted and replaced with Boston Financial Data Services, Inc.

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The Board of Directors of the Fund has approved (i) an increase in the maximum initial sales charge on purchases of Class H shares of the Portfolio from 4.75% to 5.25%; (ii) a decrease in the minimum initial investment amount for Class H shares of the Portfolio from $25,000 to $1,000; and (iii) renaming the Class H shares of the Portfolio as "Class A shares." As a result, the following changes to the Summary Prospectus are effective September 9, 2013:

The reference to Class H in the "Share Class and Ticker Symbol" table on the cover page of the Summary Prospectus is hereby replaced with Class A.

The first paragraph in the section of the Summary Prospectus entitled "Fees and Expenses" is hereby deleted and replaced with the following:

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. For shareholders of Class A shares, you may qualify for sales charge discounts if the cumulative net asset value ("NAV") of Class A shares of the Portfolio purchased in a single transaction, together with the NAV of all Class A shares of portfolios of the Morgan Stanley Institutional Fund, Inc. (the "Fund") or portfolios of Morgan Stanley Institutional Fund Trust held in related accounts, amounts to $25,000 or more. More information about these and other discounts is available from your authorized financial intermediary and in the "Shareholder Information—How To Purchase Class A Shares" section on page 20 of this Prospectus.

The following replaces the "Shareholder Fees" table with respect to Class H shares only in the section of the Summary Prospectus entitled "Fees and Expenses:"

Class A†
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.25%

All references to Class H shares in the section of the Summary Prospectus entitled "Fees and Expenses—Annual Portfolio Operating Expenses" are hereby changed to Class A shares.

The following table replaces the "Average Annual Total Returns" table with respect to Class H shares only in the section of the Summary Prospectus entitled "Performance Information—Average Annual Total Returns:"

	Past One Year	Since Inception
Class A (commenced operations on 12/28/11)† Return before Taxes	20.50%	21.11%

†  Effective September 9, 2013, Class H shares are renamed Class A shares. The historical performance of Class A shares has been restated to reflect the current maximum initial sales charge of 5.25%.

The section of the Summary Prospectus entitled "Purchase and Sale of Portfolio Shares" is hereby deleted and replaced with the following:

The minimum initial investment generally is $5,000,000 for Class I shares and $1,000 for each of Class A and Class L shares of the Portfolio. The minimum initial investment may be waived for certain investments.

For more information, please refer to the "Shareholder Information—Minimum Investment Amounts" section beginning on page 18 of this Prospectus.

Class I and Class L shares of the Portfolio may be purchased or sold on any day the New York Stock Exchange ("NYSE") is open for business directly from the Fund by mail (c/o Boston Financial Data Services, Inc., P.O. Box 219804, Kansas City, MO 64121-9804) or by telephone (1-800-548-7786) or by contacting your authorized financial intermediary. For more information, please refer to the "Shareholder Information—How To Purchase Class I and Class L Shares" and "—How To Redeem Shares—Class I and Class L Shares" sections beginning on pages 19 and 22, respectively, of this Prospectus.

Class A shares of the Portfolio may be purchased or sold by contacting your authorized financial intermediary. For more information, please refer to the "Shareholder Information—How To Purchase Class A Shares" and "—How To Redeem Shares—Class A Shares" sections beginning on pages 20 and 22, respectively, of this Prospectus.

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The following changes to the Summary Prospectus are effective September 16, 2013:

The following table replaces the "Annual Portfolio Operating Expenses" table in the section of the Summary Prospectus entitled "Fees and Expenses—Annual Portfolio Operating Expenses:"

	Class I	Class A†	Class L
Advisory Fee	0.80%	0.80%	0.80%
Distribution and/or Shareholder Service (12b-1) Fee	None	0.25%	0.75%
Other Expenses	10.81%	10.81%	10.81%
Total Annual Portfolio Operating Expenses*	11.61%	11.86%	12.36%
Fee Waiver and/or Expense Reimbursement*	10.56%	10.46%	10.46%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement*	1.05%	1.40%	1.90%

The following table replaces the "Example" table in the section of the Summary Prospectus entitled "Example:"

	1 Year	3 Years	5 Years	10 Years
Class I	$107	$334	$579	$1,283
Class A†	$660	$945	$1,251	$2,117
Class L	$193	$597	$1,026	$2,222

The footnote following the section of the Summary Prospectus entitled "Example" is hereby deleted and replaced with the following:

†  Effective September 9, 2013, Class H shares were renamed Class A shares.

*  The Portfolio's "Adviser," Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.05% for Class I, 1.40% for Class A and 1.90% for Class L. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

Please retain this supplement for future reference.

  IFINSGHTSUMSPT-0813